ADAM A. LEWIS (BAR NO. 88736) PATRICIA S. MAR (BAR NO. 45593) JEFFREY M. KAYES (BAR NO. 216089) MORRISON & FOERSTER LLP 425 Market Street San Francisco, California 94105-2482 Telephone: 415.268.7000 Facsimile: 415.268.7522 Attorneys for Debtor WESTERN WATER COMPANY

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

OAKLAND DIVISION

Case No. 05-42839
Chapter 11
Confirmation Hearing
In re	Date:	February 6, 2005
WESTERN WATER COMPANY,	Time:	2:00 p.m.
Debtor	Location:	1300 Clay Street, Oakland, CA
(Judge Tchaikovsky)

ORDER (1) GRANTING FINAL APPROVAL OF DISCLOSURE STATEMENT AND
(2) CONFIRMING FIRST AMENDED PLAN OF REORGANIZATION
OF WESTERN WATER COMPANY

Debtor Western Water Company (the “Debtor”) having filed its First Amended Plan of Reorganization of Western Water Company (the “Plan”) on December 29, 2005 [Docket No. 185] and its Disclosure Statement for First Amended Plan of Reorganization of Western Water Company (the “Disclosure Statement”) on December 29, 2005 [Docket No. 186], the Court having entered its Order (1) Conditionally Approving Disclosure Statement, and (2) Establishing Voting and Confirmation Procedures (the “Procedures Order”) on January 4, 2006 [Docket No. 188], the Debtor having filed its Report on Tabulation of Ballots for First Amended Plan of Reorganization (the “Ballot Summary”) on January 31, 2006 [Docket No. 204] and a Declaration of Michael Patrick George (the “George Declaration”) in support of the Plan and final approval of the Disclosure Statement on February 1, 2006 [Docket No. 208], a hearing having been held on February 6, 2006 to consider confirmation of the Plan and final approval of the Disclosure Statement (the “Hearing”), and the Court having reviewed the Plan, the Disclosure Statement, the Ballot Summary, the George Declaration and any additional evidence and arguments presented at the Hearing, and based on the foregoing, as well as on all prior proceedings and documents on file in the case, the Court finds, concludes and orders as follows:1

FINDINGS AND CONCLUSIONS

A. Jurisdiction and Venue. The Court has jurisdiction to confirm the Plan and approve the Disclosure Statement pursuant to 28 U.S.C. §1334 and 157. Confirmation of the Plan is a core proceeding under 28 U.S.C. § 157(b)(2). Venue of this case in the Northern District of California is proper under 28 U.S.C. § 1408.

B. Sufficiency of Notice. Due and sufficient notice of the Plan, the Disclosure Statement, the Hearing and the deadlines for submitting ballots and objecting to the Plan has been provided under applicable rules and the Procedures Order.

C. Acceptance and Rejection of the Plan. All impaired Classes entitled to vote on the Plan, consisting of holders of the Debtor’s preferred stock in Class 4-A and Class 4-B, have accepted the Plan pursuant to Section 1126. Classes 1, 2-A, 2-B, 3-A, 3-B and 3-C, consisting of all Classes of creditors, are unimpaired under the Plan and are deemed to have accepted the Plan. Class 4-C, consisting of the holders of the Debtor’s Old Common Stock, is deemed to have rejected the Plan because such Class will not receive or retain any property under the Plan.

D. Adequacy of Disclosure Statement. The Disclosure Statement contains adequate information as that term is used in Section 1125(a).

E. Objections to Plan. No timely objections to the Plan or the Disclosure Statement were filed or served. To the extent that letters sent by Everett C. Evans and Leola M. Thompson, dated January 23, 2006 and attached as Exhibit C to the Ballot Summary, and by Gloria E. Mills, dated January 29, 2006, are deemed to constitute objections to the Plan, they do not state any valid grounds for denial of confirmation, and any such deemed objections are overruled.

F. Compliance of the Plan — Section 1129(a)(1). The Plan complies with the applicable provisions of the Bankruptcy Code, including the provisions of Sections 1122 and 1123, and accordingly, the Plan satisfies the requirements of Section 1129(a)(1).

G. Compliance of the Proponent — Section 1129(a)(2). The Debtor, as proponent of the Plan, has complied with the applicable provisions of the Bankruptcy Code, and, accordingly, the Debtor has satisfied the requirements of Section 1129(a)(2).

H. Proposal of Plan in Good Faith — Section 1129(a)(3). The Plan was proposed in good faith and not by any means forbidden by law, and accordingly, the Plan satisfies the requirements of Section 1129(a)(3).

I. Payments for Services — Section 1129(a)(4). All payments made by the Debtor for services or for costs and fees in or in connection with the case, or in connection with the Plan, have been approved by, or will be subject to the approval of, the Court as reasonable. Accordingly, the Plan satisfies the requirements of Section 1129(a)(4).

J. Disclosure of Identify of Officers and Directors — Section 1129(a)(5). The Debtor has disclosed the identity and affiliations of each individual currently proposed to serve, after confirmation of the Plan, as a director or officer of the Reorganized Debtor, and such appointment is consistent with the interests of creditors and equity security holders and with public policy. Accordingly, the Debtor has satisfied the requirements of Section 1129(a)(5).

K. Rate Changes — Section 1129(a)(6). Section 1129(a)(6) is inapplicable to the Plan because the Debtor does not charge rates that are subject to jurisdiction of any regulatory commission, and the Plan does not provide or contemplate any rate change that would require the approval of a regulatory commission.

L. Best Interests of Creditors and Shareholders — Section 1129(a)(7). Each holder of a Claim in Classes 1, 2-A, 2-B, 3-A, 3-B and 3-C is deemed to have accepted the Plan. Each holder of an Interest in Class 4-A and Class 4-B has accepted the Plan by submitting a ballot accepting the Plan. The uncontroverted evidence presented by the Debtor establishes that the aggregate of the liquidation preferences of the holders of Interests in Class 4-A and Class 4-B is substantially higher than the liquidation value of the residual assets of the Debtor available to pay the liquidation preferences of the holders of Class 4-A and Class 4-B Interests, after payment of all Claims of creditors under the Plan, and therefore the Old Common Stock held by holders of Class 4-C Interests has no economic value. The holders of Class 4-C Interests would not receive or retain any distributions or property in a liquidation under Chapter 7 of the Bankruptcy Code. Accordingly, the Plan satisfies the requirements of Section 1129(a)(7).

M. Cramdown — Sections 1129(a)(8) and 1129(b). The only Class that has not accepted the Plan and is impaired under the Plan is Class 4-C. The Debtor has requested that the Court confirm the Plan under Section 1129(b)(1) notwithstanding the requirements of Section 1129(8). As the Old Common Stock held by shareholders in Class 4-C has no value, and there are no Interests junior to the Interests of Class 4-C that will receive or retain any property under the Plan, the Plan satisfies the requirements of Section 1129(b)(2)(C) and does not discriminate unfairly and is fair and equitable with respect to the Class 4-C Interests. Therefore, the Plan may be confirmed under Section 1129(b)(1).

N. Administrative and Priority Claims — Section 1129(a)(9). The Plan provides that all holders of administrative and priority Claims referenced in Section 1129(a)(9) will receive cash payments equal to the allowed amount of such claims as of the Effective Date of the Plan. Accordingly, the Plan satisfies the requirements of Section 1129(a)(9).

O. Acceptance by Impaired Class of Claims — Section 1129(a)(10). Section 1129(a)(10) is inapplicable, as there is no impaired Class of Claims under the Plan.

P. Feasibility — Section 1129(a)(11). Confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of the Debtor. Accordingly, the Plan satisfies the requirements of Section 1129(a)(11).

Q. Payment of Court and U.S. Trustee Fees — Section 1129(a)(12). All fees of the Court and U.S. Trustee payable under Section 1930 of Title 28 have been paid to date, and the Plan provides for the payment by the Reorganized Debtor of all U.S. Trustee fees owing after the Effective Date of the Plan and prior to the close of the case. Accordingly, the Plan satisfies the requirements of Section 1129(a)(12).

R. Retiree Benefits — Section 1129(a)(13). Section 1129(a)(13) is inapplicable, as the Debtor is not obligated to provide retiree benefits within the meaning of Section 1114(a).

S. Assumption/Rejection of Executory Contracts. No party to an executory contract or unexpired lease that will be assumed or rejected under the Plan has objected to the assumption or rejection of the contract as provided in the Plan. The Debtor has exercised reasonable business judgment in making the decision to assume or reject its executory contracts and unexpired leases under the Plan.

ORDER

IT IS HEREBY ORDERED, ADJUDGED AND DECREED:

1. Approval of Disclosure Statement. The Disclosure Statement is approved.

2. Confirmation of Plan. The Plan is confirmed. The Debtor and Reorganized Debtor are authorized to take such actions as may be necessary or appropriate to implement, effectuate and consummate the Plan in accordance with its terms, and to execute, deliver, file or record such documents and instruments as may be necessary to carry out the Plan.

3. Approval of Charter Documents. The proposed Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Reorganized Debtor, attached as Exhibits A and B, respectively, to the Supplement to the Plan filed on January 26, 2006 [Docket No.202], are approved.

4. Cancellation of Common Stock. On the Effective Date, all Old Common Stock of the Debtor shall automatically be cancelled and be of no further force or effect, without the necessity of surrender of the stock certificates reflecting the Old Common Stock to the Debtor or Reorganized Debtor or any transfer agent or other agent thereof.

5. Assumption/Rejection of Executory Contracts. The Debtor’s assumption of the executory contracts and unexpired leases identified for assumption in Exhibit A to the Plan, and rejection under the Plan all other executory contracts and unexpired leases are approved. All claims based on the Debtor’s rejection of an executory contract pursuant to the Plan shall be filed on or before 30 days after service on parties to the rejected contract of the earlier of (i) notice of entry of this Confirmation Order, or (ii) other notice that the executory contract has been rejected, or any claims not filed by such deadline shall be forever barred.

6. Revesting of Property of the Debtor. On the Effective Date, all property of the Debtor’s estate, except for the Distribution Account established under the Plan for payment of creditors, shall revest in the Reorganized Debtor, free and clear of all Claims and Interests and Liens, except as specifically provided in the Plan or this Confirmation Order. From and after the Effective Date, the Reorganized Debtor may use, sell, liquidate, abandon or otherwise dispose of any assets of the Debtor (or decline to do any of the foregoing), without approval of the Court or notice to any persons under the Bankruptcy Code.

7. Retention of Claims. All Retained Claims, including Avoidance Actions, shall be retained by and shall be enforceable by the Reorganized Debtor, and any recoveries from Retained Claims shall be retained by the Reorganized Debtor. From and after the Effective Date, the Reorganized Debtor may enforce, sue on , settle, compromise, abandon or release (or decline to do any of the foregoing) all Retained Claims of the Debtor without approval of the Court or notice to any persons under the Bankruptcy Code.

8. Dissolution of Creditors Committee. On the Effective Date, the Creditors Committee shall be dissolved, and the duties and powers of the Creditors Committee shall terminate, except with respect to any application for award of compensation and reimbursement of expenses to the members of the Committee and any professionals retained by the Committee for services rendered prior to the Effective Date.

9. Binding Effect of Confirmation. Pursuant to Section 1141, the Debtor, the Reorganized Debtor and all holders of Claims and Interests are bound by the confirmation of the Plan whether or not (i) a Proof of Claim or Proof of Interest was filed or deemed filed pursuant to Section 501, (ii) the Claim or Interest is allowed, or (iii) the holder of the Claim or Interest has accepted the Plan.

10. Discharge of Debts. The rights afforded under the Plan and the treatment of Claims and Interests under the Plan shall be in exchange for, and in complete satisfaction, discharge and release of, all Claims against and Interests in the Debtor, the Reorganized Debtor, the Estate or their assets, regardless of whether the holder of a Claim or Interest receives any distribution or retains any property pursuant to the Plan on account of such Claim or Interest. The Debtor and Reorganized Debtor are discharged from all liability on account of Claims that arose at any time before Confirmation, including all debts specified in Sections 502(g), 502(h) and 502(i) of the Bankruptcy Code, whether or not: (1) a Proof of Claim was filed or deemed filed pursuant to Section 501 of the Bankruptcy Code, (2) the Claim is allowed, or (3) the holder of the Claim has accepted the Plan.

11. Effect of Discharge. Any holder of a Claim that is discharged shall be permanently enjoined from the commencement or continuation of any action, the employment of process, or other action, to collect, recover or offset any such discharged Claim from the Debtor, the Reorganized Debtor or the Estate or any of their assets.

12. Exculpation and Limitation of Liability. Neither the Debtor, the Reorganized Debtor nor the Creditors Committee, or any of their respective members, officers, directors, employees, advisors, attorneys, or agents, shall have or incur any liability to any holder of a Claim or an Interest, or any other party in interest, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Debtor’s Chapter 11 case, the solicitation of acceptances of the Plan, the pursuit of Confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their gross negligence or willful misconduct. Any cause of action asserted against the Debtor, the Reorganized Debtor or the Committee, or their respective members, officers, directors, employees, advisors, attorneys or agents, arising out of or related to the conduct of the case, whether before or after the Effective Date, shall be commenced only in this Court.

13. Retention of Jurisdiction. Under Sections 105(a) and 1142, and notwithstanding entry of this Confirmation Order and occurrence of the Effective Date, this Court shall retain exclusive jurisdiction over all maters arising out of, and related to the Chapter 11 case and the Plan, to the fullest extent permitted by law, including the powers stated in Article XII of the Plan, and as otherwise necessary or appropriate to aid in the implementation and consummation of the Plan.

14. Notice of Confirmation Order and Effective Date. As soon as practicable following the Effective Date of the Plan, the Reorganized Debtor shall file and serve on (a) all creditors and (ii) all preferred shareholders with Interests in Class 4-A and Class 4-B a notice of entry of the Confirmation Order and statement of the Effective Date of the Plan. The Debtor shall not be required to serve such notice on common shareholders with Interests in Class 4-C, but shall file a Form 8-K with the Securities and Exchange Commission which shall constitute adequate notice to all common shareholders of the entry of the Confirmation Order and of the cancellation of their Old Common Stock on the Effective Date.

15. Construction of Order. The failure to reference a particular provision of the Plan in this Confirmation Order shall not affect the validity or enforceability of such provision. Each provision of the Plan shall be deemed authorized and approved by this Confirmation Order and shall have the same binding effect as every other provision of the Plan, whether or not mentioned in this Confirmation Order. All headings in this Confirmation Order are for reference only and shall not be deemed to limit, interpret or otherwise qualify the provisions of the Confirmation Order.

******END OF ORDER******

1 All capitalized terms not defined herein shall have the meanings set forth in the Plan. All references to statutes, unless otherwise indicated, are to the Bankruptcy Code.

COURT SERVICE LIST

Western Water Company
Attention: Michael Patrick George
102 Washington Avenue
Point Richmond, CA 94801

Adam Lewis, Esq.
Patricia S. Mar, Esq.
Jeffrey M. Kayes, Esq.
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105

United States Trustee’s Office
1301 Clay Street, Suite 690N
Oakland, CA 94612-5217

Alan Pedlar
Jeffrey C. Krause
Stutman, Treister & Glatt
A Professional Corporation
1901 Avenue of the Stars, Suite 1200
Los Angeles, CA 90067-6013

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